Exhibit 10.1

AMENDMENT NO. 1 TO THE FEE LETTER

This AMENDMENT NO.1 TO THE FEE LETTER (this “Amendment”) is made and entered into as of November 6, 2015 among FLEXSHOPPER 2, LLC, (“the Company”) and WE 2014-1, LLC (the “Administrative Agent” and “Lender”).

BACKGROUND

WHEREAS, the Company and the Administrative Agent are party to that certain fee letter, dated March 6, 2015 (as amended, supplemented and otherwise modified as of the date hereof, the “Fee Letter”);

WHEREAS, the parties to the Fee Letter desire to amend the Fee Letter.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1.      Amendments to the Fee Letter.

(a)                Clause 2 of the Fee Letter is hereby amended and restated in its entirety as follows:

2. the “Applicable Advance Rate” set forth in the Credit Agreement shall be:

(a)	For any date in which an Advance Rate Step Down Event is not in effect, (i) for Performing Leases, the Performing Lease Advance Rate, (ii) for Late-Eligible Leases, 50%, (iii) for 2F2-Eligible Leases, 30% and (iv) for all other Pledged Leases, 0%; and
(b)	For any date for which an Advance Rate Step Down Event is in effect, (i) for Performing Leases, 65%, (ii) for Late-Eligible Leases, 35%, (iii) for 2F2-Eligible Leases, 30% and (iv) for all other Pledged Lease, 0%.

“Performing Holiday Lease Effective Advance Rate” means the lesser of:

(a)	the amount set forth in Schedule II;
(b)	the Performing Holiday Lease Effective Advance rate as set forth in the Borrowing Base Certificate issued in the previous calendar week; and
(c)	the greater of (i) the percentage determined by the Administrative Agent, in its discretion, after reviewing the Collections on deposit in the Lockbox and the Collection Account and the Amortized Order Value of Eligible Leases that are Pledged Leases, and (ii) 90%.

“Performing Lease Advance Rate” means:

(a)	for Performing Leases that are Holiday Leases: (i) during the Holiday Period, 100% and (ii) after the end of the Holiday Period, the greater of (A) 90% and (B) the Performing Holiday Lease Effective Advance Rate; and
(b)	for Performing Leases that are not Holiday Leases, 90%.

(b)               A Schedule II, attached hereto as Annex A, is hereby added to the Fee Letter.

SECTION 2.      Effectiveness. This Amendment shall become effective as of the date first written above upon delivery to the Administrative Agent of counterparts of (i) this Amendment and (ii) counterparts of that certain Amendment No. 2 to the Credit Agreement, each dated as of the date hereof, in each case duly executed by each of the parties thereto.

SECTION 3.      Binding Effect; Ratification.

(a)                The Fee Letter, as amended hereby, remains in full force and effect. Any reference to the Fee Letter from and after the date hereof shall be deemed to refer to such Fee Letter as amended hereby, unless otherwise expressly stated.

(b)               Except as expressly amended hereby, the Fee Letter shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 4.      Miscellaneous.

(a)                THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF NEW YORK GENERAL OBLIGATIONS LAW).

(b)               The captions and headings used herein are for convenience of reference only and shall not affect the interpretation hereof.

(c)                This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(d)               Executed counterparts of this Amendment may be delivered electronically.

[SIGNATURES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

ADMINISTRATIVE AGENT and LENDER:

WE 2014-1, LLC

By:
Name:
Title:

THE COMPANY:

FlexShopper 2, LLC.

By:
Name:
Title:

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ANNEX A

Schedule II

Week of	Advance Rate	Difference
12/28/2015	100.0%
01/04/2016	99.0%	1.0%
01/11/2016	98.0%	1.0%
01/18/2016	97.0%	1.0%
01/25/2016	96.0%	1.0%
02/01/2016	95.0%	1.0%
02/08/2016	94.0%	1.0%
02/15/2016	93.0%	1.0%
02/22/2016	92.0%	1.0%
02/29/2016	91.0%	1.0%
03/07/2016	90.0%	1.0%

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